SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

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☐	Soliciting Material Pursuant to Rule 14a-12

THE SWISS HELVETIA FUND, INC.

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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THE SWISS HELVETIA FUND, INC.

1270 Avenue of the Americas

Suite 400

New York, New York 10020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 19, 2013

To our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of The Swiss Helvetia Fund, Inc. (the “Fund”) will be held at 11:30 a.m., on Wednesday, June 19, 2013, at The Michelangelo Hotel, Roman Room (Mezzanine Level), 152 W 51st Street, New York, New York 10019, for the following purposes:

1.         To elect three Class I Directors to serve for a three-year term.

2.         To ratify the selection by the Fund’s Board of Directors of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2013.

3.         To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

The Fund’s Board of Directors has fixed the close of business on April 26, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

You are cordially invited to attend the Meeting. Whether or not you intend to attend the Meeting, please vote by completing, signing and dating and returning the enclosed Proxy. The enclosed Proxy is being solicited by the Board of Directors of the Fund.

By Order of the Board of Directors,

Jennifer English
Dated: May 3, 2013	Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Notice, Proxy Statement and Proxy for the Fund also are available to you on the Fund’s website at www.swz.com. You are encouraged to review all of the information contained in the proxy materials before voting. For directions to the Meeting, please call the Fund at 1-888-794-7700 or Georgeson Inc. at 1-866-695-6075.

THE SWISS HELVETIA FUND, INC.

1270 Avenue of the Americas

Suite 400

New York, New York 10020

ANNUAL MEETING OF STOCKHOLDERS

June 19, 2013

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished by the Board of Directors of The Swiss Helvetia Fund, Inc. (the “Fund”) in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the “Meeting”), to be held at 11:30 a.m., on Wednesday, June 19, 2013, at The Michelangelo Hotel, Roman Room (Mezzanine Level), 152 W 51st Street, New York, New York 10019. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. It is expected that the Notice of Annual Meeting of Stockholders, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 3, 2013.

About the Fund

The Fund’s investment adviser is Hottinger Capital Corp. (“HCC”). The executive offices of the Fund and HCC are located at 1270 Avenue of the Americas, Suite 400, New York, New York 10020. The Fund’s administrator is Citi Fund Services Ohio, Inc. (“Citi Fund Services”), and its executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

Voting Information

If the accompanying form of Proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified on the Proxy, the shares will be voted FOR the election of each nominee as a Class I Director and FOR the ratification of the Fund’s independent registered public accounting firm. A Proxy may be revoked at any time before it is voted by written notice to the Secretary of the Fund revoking it, by submitting a properly executed Proxy bearing a later date, or by attending the Meeting and voting in person. Attending the Meeting will not automatically revoke a previously executed Proxy. Shares represented by a Proxy marked to withhold authority to vote for a Director, abstentions and broker non-votes will be included in determining the existence of a quorum at the Meeting, but will not constitute a vote in favor of a proposal. As a result, because they are not votes cast “FOR” a proposal, they will have the effect of a vote “AGAINST” Proposal 2. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

If a stockholder owns shares of the Fund in violation of applicable law, including the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may determine that any vote attributable to such shares shall not be counted, or that such shares will not be counted for quorum purposes, or both. Under Section 12(d)(1) of the 1940 Act, the acquisition of more than 3% of the Fund’s shares of common stock by another fund (whether registered, private or offshore) is unlawful. The Fund will invalidate votes cast on behalf of any such fund or by any other stockholder whose holdings are unlawful, that are otherwise properly cast, only after it has obtained a decision through appropriate proceedings in a court or other forum of competent jurisdiction that such votes are not valid. The Fund may suspend the final counting of votes pending such a decision.

The Board of Directors has fixed the close of business on April 26, 2013 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 30,969,245 shares of common stock outstanding and entitled to vote. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders are not entitled to any appraisal rights as the result of any Proposal.

Management of the Fund knows of no business other than that mentioned in the Notice of Annual Meeting of Stockholders which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its Annual Report for its fiscal year ended December 31, 2012 and its most recent Quarterly Report to any stockholder upon request. Requests for these Reports should be made in writing to The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020, or by calling the Fund’s toll-free telephone number: 1-888-794-7700.

PROPOSAL 1: TO ELECT THREE CLASS I DIRECTORS

The Fund’s Certificate of Incorporation provides for three classes of Directors with overlapping three-year terms. The number of Directors currently is ten and is divided into three classes, composed of four Class I Directors, three Class II Directors and three Class III Directors. Stockholders are being asked to elect three Class I Directors to serve for a three-year term. The Class I nominees, Jean-Marc Boillat, R. Clark Hooper and Alexandre de Takacsy, are the only nominees to be considered for election as Class I Directors at the Meeting and, if elected, each will serve a three-year term of office until the Annual Meeting of Stockholders in 2016, or until his or her respective successor is duly elected and qualified. Mr. Frey, who, along with Messrs. Boillat and de Takacsy and Ms. Hooper, currently serves as a Class I Director, is not standing for re-election by the Fund’s stockholders at the Meeting. The Board intends to amend the Fund’s By-Laws to reduce the size of the Board to nine Directors, effective concurrent with the end of the term of Mr. Frey, and the election of the three Class I nominees, at the Meeting.

Each of the Class I nominees was first nominated by the Governance/Nominating Committee of the Board of Directors, consisting of the eight Non-Interested Directors (as defined below), two of whom are Class I nominees. Messrs. Boillat and de Takacsy and Ms. Hooper were last elected by stockholders as a Class I Directors in 2010 to serve until this Meeting. The Board of Directors of the Fund, including all of the Directors of the Fund who are not “interested persons” (as defined in the 1940 Act) of the Fund (each such Director, a “Non-Interested Director”), proposed the Class I nominees for election at this Meeting.

Unless authority is withheld, it is the intention of the persons named in the accompanying form of Proxy to vote each Proxy FOR the election of the three Class I nominees of the Fund listed above. Each nominee has indicated he or she will serve, if elected, but if any such nominee should be unable to serve, Proxies will be voted for an alternate nominee, if any, designated by the Board of Directors. The Board of Directors has no reason to believe that any of the above nominees will be unable to serve as a Director. Each of the nominees is currently a member of the Board of Directors.

Please see pages 3 and 6 of this Proxy Statement for additional information concerning the Class I nominees.

Required Vote and the Board’s Recommendation

In accordance with Delaware law and the Fund’s Certificate of Incorporation and By-Laws, Directors are elected by a plurality of the votes cast at the Meeting by the stockholders entitled to vote.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS A VOTE “FOR” THE ELECTION OF THE THREE NOMINEES AS CLASS I DIRECTORS.

Certain Information Concerning Directors and Executive Officers

The following tables set forth certain information about each person nominated for election as a Director by the Board of Directors of the Fund, each person currently serving and continuing as a Director and each person who currently serves as an executive officer of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All of the information is as of December 31, 2012. The information with respect to the Directors is separately stated for Directors or nominees for Director who have been determined to be Non-Interested Directors and Directors who are deemed to be “interested persons” of the Fund under the 1940 Act.

Class I Non-Interested Directors (Nominees for Terms Expiring in 2016)
Name, Address[1] & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Jean-Marc Boillat Age: 70	Director (2005); Member (2005) and Chair (2011) of the Governance/ Nominating Committee; and Member of the Pricing Committee (2009 to 2011 and since 2012)	Former CEO, Tornos-Bechler S.A., Moutier; Former Ambassador of Switzerland in various countries, including Lebanon, Cyprus, Angola, Mozambique and Argentina	None	3,000 $10,001- $50,000
R. Clark Hooper Age: 66	Director (2007); Member (2007) and Chair (2009) of the Audit Committee; and Member of the Governance/ Nominating Committee (2007)	President of Dumbarton Group LLC (regulatory consulting) from 2003 to 2007; Various positions, including Executive Vice President of Regulatory Policy and Oversight (2002-2003) and Strategic Programs (1992-2002) of the National Association of Securities Dealers, Inc. (currently, Financial Industry Regulatory Authority, Inc.) from 1972 to 2003	Director of certain funds in the American Funds fund complex (46 funds) since 2003; Director of JP Morgan Value Opportunities Fund since 2005; Member of the Executive Committee and Board of Trustees of Hollins University (VA); and Trustee of Children’s Hospital of Philadelphia (PA)	1,386 $10,001- $50,000

Class II Non-Interested Directors (Terms Will Expire in 2014)
Name, Address[1] & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Richard Brealey Age: 76	Director (1987 to 1996 and since 2009); Member (2009) and Chair (2012) of the Pricing Committee; and Member of the Governance/ Nominating Committee (2009) and the Audit Committee (2012)	Emeritus Professor London Business School (LBS); Full-time faculty member LBS from 1968 to 1998; Special Advisor to the Governor of the Bank of England 1998-2001	Director of the HSBC Investor Funds from 2004 to 2008	13,788 $100,001- $200,000
Claus Helbig Age: 71	Director (2008); and Member of the Governance/ Nominating Committee (2008), the Audit Committee (2009) and the Pricing Committee (2009)	Attorney-at-Law; Member of the Supervisory Board of: Audi AG (Ingolstadt) from 1998 to 2008, Bankhaus August Lenz & Co. AG (Munich) (Chairman) since 2002, GLL Real Estate Partners GmbH (Munich) (Chairman) since 2001, and HCM Capital Management AG (Munich) (Vice-Chairman) from 2004 to 2010; Member of the European Advisory Board of Booz Allen Hamilton from 2003 to 2011; and Member of the Global Advisory Board of Millennium Associates, Zug/CH from 2007 to 2010; Director of Leo Capital Growth SPC (Ireland) since 2007; Director of Societé Horlogère Reconvilier AG, Zug/Suisse since 2011	None	1,000 $10,001- $50,000
Samuel B. Witt, III, Esq. Age: 77	Director (1987) and Chairman of the Board of Directors (2006); and Member of the Governance/ Nominating Committee (2002)	Samuel B. Witt, III, Attorney-at-Law, since August 1993	Trustee of The Williamsburg Investment Trust (11 funds)	5,968 $50,001- $100,000

Class III Non-Interested Directors (Terms Will Expire in 2015)
Name, Address[1] & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Brian A. Berris Age: 68	Director (2012); and Member of the Governance/ Nominating Committee (2012) and Audit Committee (2013)	Partner, Brown Brothers Harriman & Co. since 1991; Member of the Audit Committee of Brown Brothers Harriman & Co.; Director and Chairman of the Audit Committee of Brown Brothers Harriman Trust Company (Cayman) Limited; Member of the Pension Investment Committee of Brown Brothers Harriman & Co.	None	5,000 $50,001- $100,000
David R. Bock Age: 69	Director (2010); and Member of the Governance/ Nominating Committee (2010), the Pricing Committee (2010) and the Audit Committee (2012)	Managing Partner, Federal City Capital Advisors since 1997; Interim CEO, Oxford Analytical, January to June 2010; Executive Vice President and Chief Financial Officer of I-trax, Inc. (health care services) from 2004 to 2008; Managing Director of Lehman Brothers from 1992 to 1995; Executive at The World Bank from 1974 to 1992	Director of the Pioneer Funds (53 portfolios) since 2005; Director and Member of the International Advisory Board of Oxford Analytica (political and economic consulting) since 2008; Director of Enterprise Community Investment (private investment company) from 1985 to 2010; Director of New York Mortgage Trust from 2004 to 2008 and since 2012; Director of I-trax, Inc. from 2000 to 2004	5,029 $50,001- $100,000

Class I Interested Director (Nominee for Term Expiring in 2016)
Name, Address[1] & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Alexandre de Takacsy[3] Age: 83	Director (1987 to 1994 and since 1998); and President (2009)	Vice Chairman of the Board, Director, Secretary and Member of the Investment Committee of HCC; Senior Advisor to the Hottinger Group and President of Hottinger U.S., Inc. (“HUS”) until December 2004; Retired Senior Executive, Royal Bank of Canada	None	1,057 $10,001- $50,000

Class III Interested Director (Term Will Expire in 2015)
Name, Address[1] & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Paul Hottinguer[3] Age: 70	Director (1989)	Vice Chairman of the Board and Director of HCC; AXA International Obligations (finance) since 1996; Managing Director: Intercom (holding company) since 1984; Administrator: Investissement Provence SA (holding company) since 1996; Permanent Representative: Credit Suisse Hottinguer to Provence International (publicly held French mutual fund), Credit Suisse Hottinguer to CS Oblig Euro Souverain (mutual fund); Censor — Provence Europe (mutual fund); Credit Suisse Hottinguer to PPC; Credit Suisse Hottinguer to Croissance Britannia (investment fund); Credit Suisse Hottinguer to Harwanne Allemagne; General Partner: Hottinger et Cie (Zurich) until December 2007; President: Gaspee (real estate) from 1992 to 2006; Financière Hottinguer (holding company) from 1990 to 2002; Financière Provence Participations (venture capital firm) from 1990 to 2002; Finaxa (finance) from 1982 to 2004; Financière Hottinguer to CS Institutions Monetaire (mutual fund) from 1990 to 2002; Financière Hottinguer to CS Court Terme (mutual fund) from 1990 to 2002	Director of HUS until December 2004	11,433 $100,001- $200,000

Executive Officers[4]
Name, Address[1] & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Officer During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Rudolf Millisits Age: 54	Chief Executive Officer (2009); Senior Vice President (2000); and Treasurer and Chief Financial Officer (2002 to 2012)	Chief Executive Officer and President (since June 2011), Chief Compliance Officer (since October 2004), Chief Operating Officer (since December 1998), Assistant Secretary (since August 1995) and Portfolio Manager and Member of Investment Committee (since September 1994) of HCC; Chairman, Chief Executive Officer and Director (since December 2004) of HUS; Manager (since 2012), President, Chief Financial Officer and Chief Compliance Officer of Hottinger Brothers LLC (since 2004); Director of Hottinger Investment Managers S.A. (from April 2008 to July 2011); Director of Hottinger Asset Management AG (Zurich) since February 2008	N/A	12,227 $100,001- $200,000
Philippe R. Comby, CFA, FRM Age: 46	Chief Financial Officer (2012) and Vice President (2000)	Senior Vice President (since 2002), Treasurer (since 1997) and Member of Investment Committee (since 1996) of HCC; Manager (since 2012), Chief Investment Officer and Senior Vice President of Hottinger Brothers LLC (since 2004); Director, President and Secretary (since December 2004) and Vice President (until December 2004) of HUS; Director of Spineart SA (since 2011); Director of Hottinger Investment Managers S.A. (from April 2008 to July 2011)	N/A	4,633 $50,001- $100,000
Jennifer English Citi Fund Services 100 Summer Street 15th Floor Boston, Massachusetts 02110 Age: 41	Secretary (2013)	Senior Vice President, Citi Fund Services Ohio, Inc. (since 2005)	N/A	None
Patrick J. Keniston Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101 Age: 48	Chief Compliance Officer (2008)	Director, Foreside Compliance Services since October 2008; Vice President, Citi Fund Services Ohio, Inc. from 2005 to 2008	N/A	None

[1]	The Address for each Director and executive officer, unless otherwise noted, is c/o Hottinger Capital Corp., 1270 Avenue of the Americas, Suite 400, New York, New York 10020.

[2]

All Directors, nominees for Director and executive officers as a group (13 persons) owned or controlled 64,521 shares, which constitutes less than 1.0% of the outstanding shares of common stock of the Fund. Share numbers in this Proxy Statement have been rounded to the nearest whole share. HCC owns 241,222 shares of common stock of the Fund.

[3]	Indicates “Interested Person,” as defined in the 1940 Act. Alexandre de Takacsy and Paul Hottinguer are Interested Persons because of their current positions with HCC.

[4]	Each executive officer serves on a year-to-year basis for an indefinite term, until his successor is elected and qualified.

The Fund’s officers are elected annually by the Board of Directors at its regular meeting following the Annual Meeting of Stockholders.

Additional Information about the Fund’s Board of Directors

Board’s Oversight Role in Management.  The Board’s role in management of the Fund is oversight. The Board of Directors provides oversight with respect to the Fund’s governance, operations, performance and stockholder relations. In that capacity the Board, directly and through permanent and ad hoc committees, provides oversight of the Fund’s investment adviser, HCC, the Fund’s independent registered public accounting firm, Deloitte & Touche LLP (“D&T”), the Fund’s administrator and fund accountant, Citi Fund Services, and Fund management.

As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund have the primary responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including HCC’s Chief Executive Officer, the Fund’s and HCC’s Chief Compliance Officers and portfolio management personnel. The Board’s Audit Committee (which consists solely of Non-Interested Directors) meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact, with the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of HCC or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, HCC and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund. The Board also receives reports from the Fund’s Chief Compliance Officer, counsel to the Fund and HCC and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of a fund’s board members not be “interested persons” (as defined in the 1940 Act) of the fund and as such are not affiliated with the fund’s investment adviser (“Independent Board members”). To rely on certain exemptive rules under the 1940 Act, a majority of a fund’s board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members. Currently, as well as after the Meeting, more than 75% of the Board of Directors, including the Chairman of the Board, are Non-Interested Directors. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with HCC, is appropriate in light of the services that HCC provides to the Fund and potential conflicts of interest that could arise from that relationship.

Information About Each Director’s Experience, Qualifications, Attributes or Skills.  The Board of Directors believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that the Directors satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The Board’s Governance and Nominating Committee Charter contains certain other factors considered by the Committee in identifying and evaluating potential Director nominees.

To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with HCC, and also may benefit from information provided by the Fund’s and HCC’s counsel; both Board and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Information about each continuing Director and nominee for Director follows (supplementing the information provided in the table above), including some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors. Each Director and nominee for Director satisfies the “Relevant Experience and Country Knowledge” requirements and does not have any “Conflict of Interest,” as such terms are defined in the Fund’s Amended and Restated By-Laws and also set forth in the Governance and Nominating Committee Charter, which is attached as Appendix A to the Proxy Statement.

•

Brian A. Berris — Brian A. Berris has an extensive business and investment management background. He joined Brown Brothers Harriman & Co. (“BBH”) in 1973 and has been a Partner at BBH since 1991. Mr. Berris served as Head of BBH’s U.S. Wealth Management activities for taxable investors from 1991 to 1998. From 1998 to 2010, he served as Head of BBH’s Global Investment Management business for institutional and private investors and had oversight responsibility for matters relating to portfolio management, asset allocation, investment research, risk management, compliance and the BBH family of mutual funds. During this period, Mr. Berris served on several firm-wide committees, including the Finance Committee and the Steering Committee, which is BBH’s main governance body for strategic direction and legal/regulatory issues.

•

David R. Bock — Mr. Bock has extensive business and financial experience. He has been a Managing Partner of Federal City Capital Advisors, LLC since 1997, and also served as a Managing Director of Lehman Brothers from 1992 to 1995. Mr. Bock also has significant economic and monetary policy experience, having served as an Executive at The World Bank for almost 20 years. Mr. Bock also has significant board experience, having served on the boards of public and private investment and operating companies, including the Pioneer Funds, New York Mortgage Trust and I-trax, Inc. over the last 10 years.

•

Jean-Marc Boillat — In addition to serving as the Ambassador of Switzerland to numerous countries for over 15 years, Mr. Boillat also served as the Chief Executive Officer of Tornos-Bechler S.A., a Swiss company that is a leading global manufacturer and supplier of high precision machinery. Mr. Boillat also serves as the Chair of the Fund’s Governance and Nominating Committee.

•

Richard A. Brealey — Professor Brealey’s extensive economic background includes serving as a full time faculty member of the London Business School for thirty years and also serving as a Special Advisor to the Governor of the Bank of England from 1998 to 2001. He has served on the Investment Committees of Oxford University, the London Business School and the British Academy. He is a published author in the international finance area and provides expert witness testimony and consults on valuation matters and investment policy. He previously served as a board member of the HSBC Investor Funds, Sun Life Assurance Company of Canada UK Holdings PLC and Tokai Derivatives Products Ltd. Professor Brealey also serves as the Chair of the Fund’s Pricing Committee.

•

Alexandre de Takacsy — Mr. de Takacsy has served in various capacities, including his current roles as Director and President of the Fund, since the Fund’s initial public offering in 1987. He has been an integral part of HCC and its affiliates since that time, and currently serves as a Vice Chairman and Director of HCC and as a Senior Advisor to the Hottinger Group.

•

Claus Helbig — Dr. Helbig has served as a director or supervisory board member of several multi-national corporations or their affiliated entities, including Audi AG, Booz Allen Hamilton and GLL Real Estate Partners, a Munich-based real estate funds management group. He formerly served as a supervisory board member of CLAAS KgaA mbH, a German-based international agricultural engineering company. He also has a legal degree from the University of Geneva.

•

Paul Hottinguer — Mr. Hottinguer has served as a Director of the Fund for over 20 years, including serving as Chairman of the Board for 17 years. He also is a Vice Chairman and Director of HCC and holds several positions with other companies controlled by the Hottinger Group. Mr. Hottinguer has served as a board member of numerous foreign public and private investment funds during his tenure on the Board.

•

R. Clark Hooper — Ms. Hooper has extensive regulatory experience in the area of registered investment companies. She held various positions at the National Association of Securities Dealers, Inc. (formerly, the NASD) for over 30 years. During that time, she served as Executive Vice President of Regulatory Policy and Oversight and had responsibility for directing policies, rulemaking and regulation of the underwriting and distribution of registered investment companies. She also has served as a board member of various funds in the American Funds complex since 2003. Ms. Hooper also serves as the Chair of the Fund’s Audit Committee.

•

Samuel B. Witt, III, Esq. — Mr. Witt has served as a Director since the Fund’s initial public offering in 1987. During his tenure, he served as Chair of the Audit Committee for over 10 years and has served as the Chairman of the Board since 2006. Mr. Witt has an extensive legal and business background, including past service as European Counsel and Director of Finance for a U.S. publicly-traded company and as General Counsel of the International and U.S. Businesses of a Fortune 100 public company. He has traveled, lived and worked extensively overseas, including Europe. Mr. Witt also has been active in public service, including past board memberships with the George C. Marshall Foundation, The University of Virginia Law School and the Board of Visitors of the Virginia Military Institute.

Board Committees, Meetings and Compensation

The Board has three standing committees: the Audit Committee, the Governance and Nominating Committee and the Pricing Committee. Each committee is composed entirely of Non-Interested Directors.

Audit Committee.  The current members of the Audit Committee of the Board of Directors are Mme. Hooper and Messrs. Berris, Bock, Brealey, Frey and Helbig, each of whom is a Non-Interested Director. Mme. Hooper serves as Chair of the Audit Committee. Mr. Witt, as Chairman of the Board of Directors, serves as an ex-officio member of the Audit Committee. In this capacity, Mr. Witt does not have any voting powers and is not counted for purposes of determining a quorum at meetings of the Audit Committee. Each member of the Committee, including Mr. Witt, also is “independent” under the listing standards of the New York Stock Exchange (“NYSE”).

Pursuant to the Audit Committee Charter adopted by the Fund’s Board of Directors, the function of the Audit Committee is to assist Board oversight of (i) the integrity of the Fund’s financial statements; (ii) the Fund’s compliance with legal and regulatory requirements; and (iii) the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee has direct responsibility to appoint, retain, determine the compensation of, evaluate and terminate the Fund’s independent registered public accounting firm, including sole authority to approve all audit engagement fees and terms, and in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm. The Audit Committee also oversees the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements as well as the administration of the Fund. The Audit Committee held six meetings during the year ended December 31, 2012. The Fund’s Audit Committee Charter is available on the Fund’s website at www.swz.com.

Governance and Nominating Committee.  The Board of Directors has a Governance and Nominating Committee whose current members are all of the Non-Interested Directors, namely, Mme. Hooper and Messrs. Berris, Bock, Boillat, Brealey, Frey, Helbig and Witt. Mr. Boillat serves as Chair of the Governance and Nominating Committee. Each member of the Committee is “independent” under the listing standards of the NYSE.

Among other responsibilities, the Governance and Nominating Committee selects and nominates persons for election or appointment by the Board as Directors of the Fund and oversees the annual assessment of the effectiveness of the Board and such other matters of Fund governance as may be delegated to it by the Board or determined by the Governance and Nominating Committee to be appropriate. In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Governance and Nominating Committee Charter, including character and integrity, experience in business, investment and economic matters in Europe, the United States, or Switzerland or political matters of Switzerland, and whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its stockholders. The Governance and Nominating Committee will consider nominees recommended by a stockholder if such recommendation is in writing and received by the Fund by the deadline specified below under “Stockholder Proposals” and otherwise complies with the requirements for such proposals contained in the Governance and Nominating Committee Charter and the Fund’s By-Laws. Any such recommendations should be submitted to: Secretary, The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020. The Governance and Nominating Committee held five meetings during the year ended December 31, 2012. The Fund does not provide a copy of the Governance and Nominating Committee Charter on its website, but the current Governance and Nominating Committee Charter is attached as Exhibit A to the Proxy Statement.

Pricing Committee.  The Board of Directors has a Pricing Committee whose current members are Messrs. Bock, Boillat, Brealey and Helbig. Mr. Brealey serves as Chair of the Pricing Committee. Mr. Witt, as Chairman of the Board of Directors, serves as an ex-officio member of the Committee. Prior to March 2011, all of the Non-Interested Directors served as members of the Committee. The Pricing Committee assists in the fair valuation of the Fund’s portfolio securities for which market prices or quotations are not readily available or are deemed to be unreliable. The Pricing Committee held six meetings during the year ended December 31, 2012.

In 2011, the Board of Directors established an ad hoc sub-committee of the Governance and Nominating Committee to assist the Board in overseeing matters relating to the Directors’ duties and obligations under Section 15(c) of the 1940 Act. That ad hoc sub-committee was reconstituted as the Ad Hoc 15(c) Sub-Committee of the Board in June 2012. The members of the Ad Hoc 15(c) Sub-Committee are Messrs. Bock, Brealey, Helbig and Witt and Ms. Hooper. Mr. Bock serves as Chair of the Sub-Committee, which met three times during the year ended December 31, 2012.

During the year ended December 31, 2012, the Board of Directors met five times. Each Director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all Committees of the Board on which he or she served (held during the period he or she was a Director). The Fund has no formal written policy regarding Directors’ attendance at annual meetings of stockholders. The Fund’s Directors, however, are encouraged to attend stockholders meetings and all of the current Directors, who were serving at the time, attended the Fund’s 2012 Annual Meeting of Stockholders.

The Fund pays each Non-Interested Director $39,468 annually in compensation, except for the Chairman of the Board to whom the Fund pays an annual fee of $52,661 and for the Chairs of the three standing Committees to each of whom the Fund pays an annual fee of $45,152. In addition, the Fund pays each Non-Interested Director $1,300 for each Board meeting attended and pays each Non-Interested Director who is a member of a Committee a fee of $750 for each Committee meeting attended. Committee meeting fees are paid for only those meetings held separately from other meetings. The annual fee of Non-Interested Directors (including the annual fee paid to the Chairs of the Audit Committee, the Governance and Nominating Committee and the Pricing Committee) is adjusted annually, as of each January 1, in proportion to the increase in the Consumer Price Index for the preceding twelve month period. Each Director who is a Non-Interested Director and who is a member of the Audit, Governance and Nominating or Pricing Committees may be compensated for incremental work over and above attending a meeting, including work performed as a member of an ad hoc committee, based upon the value added to the Fund. Finally, the Fund reimburses Non-Interested Directors for certain out-of-pocket expenses, such as travel expenses in connection with Board meetings. During the year ended December 31, 2012, the Non-Interested Directors who will continue to serve on the Board after the Meeting received from the Fund individual remuneration (exclusive of reimbursed expenses), as follows:

Name of Person and Position	Aggregate Compensation From the Fund*
Brian A. Berris**	$29,968
David R. Bock	$65,468
Jean-Marc Boillat, Chair of the Governance and Nominating Committee	$57,006
Richard A. Brealey, Chair of the Pricing Committee	$62,785
Dr. Claus Helbig	$63,702
R. Clark Hooper, Chair of the Audit Committee	$62,352
Samuel B. Witt, III, Esq., Chairman of the Board	$81,661
TOTAL REMUNERATION:	$422,942
*	The Fund is not part of a fund complex or group, and, accordingly, the Directors do not serve on the board of any other registered investment company in a complex or group with the Directors. The Fund pays all of the Non-Interested Directors’ remuneration. Retirement and/or pension benefits are not offered as part of the compensation for Directors.

**	Mr. Berris was elected to the Board of Directors at the Fund’s 2012 Annual Meeting of Stockholders.

No executive officer of the Fund received aggregate compensation from the Fund for the most recently completed fiscal year in excess of $60,000. Accordingly, no other persons have been included in the compensation table set forth above.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the securities laws of the United States, the Fund’s Directors, its executive (and certain other) officers, HCC and certain affiliated persons of HCC and any persons beneficially owning more than ten percent of the Fund’s Common Stock are required to report their ownership of the Fund’s Common Stock and any changes in that ownership to the Fund, the Securities and Exchange Commission (the “Commission”) and the NYSE. Specific due dates for these reports have been established, and the Fund is required to report in this Proxy Statement any failure to file by these dates during 2012. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Fund during its most recent fiscal year, Forms 5 and amendments thereto furnished to the Fund with respect to its most recent fiscal year and written representations received from such persons, all of these requirements appear to have been satisfied by such persons during the year ended December 31, 2012, except that a Form 4 to report Mr. Berris’ acquisition of shares of the Fund’s Common Stock was filed late due to administrative oversight.

Security Ownership of Certain Beneficial Owners

As of December 31, 2012, no stockholder, to the knowledge of the Fund, other than 1607 Capital Partners, LLC, 4991 Lake Brook Drive, Suite 125 Glen Allen, Virginia 23060, and Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112, beneficially owned more than five percent of the Fund’s outstanding shares of Common Stock. 1607 Capital Partners, LLC, on behalf of its advisory clients, filed on February 14, 2013, a beneficial ownership report on Schedule 13G/A with the Commission stating that as of December 31, 2012 it beneficially owned 4,547,390 shares of Common Stock, and Lazard Asset Management LLC, on behalf of its advisory clients, filed on February 13, 2013, a beneficial ownership report on Schedule 13G/A with the Commission stating that as of December 31, 2012, it beneficially owned 5,102,887 shares of Common Stock. Based on such filings, these holdings represented approximately 14.68% and 16.48% of the Fund’s outstanding shares of Common Stock, respectively, as of December 31, 2012.

PROPOSAL 2: SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on March 25, 2013, the Audit Committee of the Fund’s Board of Directors approved, and the Board of Directors approved and ratified, Deloitte & Touche LLP to act as the independent registered public accounting firm for the Fund for the year ending December 31, 2013. Based principally on representations from D&T, the Fund knows of no direct financial or material indirect financial interest of D&T in the Fund. D&T, or a predecessor firm, has served as the independent registered public accounting firm for the Fund since 1987. No representative of D&T is expected to be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions. Neither the Fund’s Certificate of Incorporation nor By-Laws requires that the stockholders ratify the appointment of D&T as the Fund’s independent registered public accounting firm, but the Fund is doing so as a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee and the Fund’s Board of Directors will reconsider whether or not to retain D&T, but may retain such independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee and the Board of Directors in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of the Fund and its stockholders.

Certain Information Concerning Deloitte & Touche LLP

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by D&T for the audit of the Fund’s annual financial statements, or services that are normally provided by D&T in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $58,000 in 2011 and $73,000 in 2012.

(b)  Audit-Related Fees.  There were no fees billed in the Reporting Periods for assurance and related services rendered by D&T that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under paragraph (a) above.

There were no fees billed by D&T in the Reporting Periods for services rendered by D&T to HCC or any entity controlling, controlled by or under common control with HCC that provides ongoing services to the Fund (“Service Affiliates”).

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by D&T for tax compliance, tax advice and tax planning (“Tax Services”) were $6,000 in 2011 and $6,200 in 2012. These Tax Services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d)  All Other Fees.  D&T did not provide any additional services in the Reporting Periods other than those services reported in paragraphs (a) through (c) above.

Audit Committee Pre-Approval Policies.  The Audit Committee pre-approves D&T’s engagements for audit and non-audit services to the Fund and non-audit services to Service Affiliates on a case-by-case basis as required. Pre-approval considerations include whether the proposed services are compatible with maintaining D&T’s independence.

Non-Audit Fees.  The aggregate non-audit fees billed by D&T for services rendered to the Fund for the Reporting Periods were $6,000 in 2011 and $6,200 in 2012 (for the Tax Services described above). There were no fees billed in the Reporting Periods for non-audit services rendered by D&T to Service Affiliates.

Auditor Independence.  The Audit Committee considers whether the provision of any non-audit services rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining D&T’s independence.

Required Vote and the Board’s Recommendation

The selection of the Fund’s independent registered public accounting firm will be ratified if approved by a majority of shares present in person or represented by proxy at the Meeting and entitled to vote thereon.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE NON-INTERESTED DIRECTORS,

RECOMMENDS A VOTE “FOR” PROPOSAL 2 TO RATIFY THE SELECTION OF

DELOITTE & TOUCHE LLP AS THE FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR THE YEAR ENDING DECEMBER 31, 2013.

REPORT OF AUDIT COMMITTEE

The Audit Committee has exclusive oversight of the Fund’s financial reporting process. The Committee operates pursuant to a Charter which has been approved by the Board, a copy of which is available on the Fund’s website at www.swz.com. As set forth in the Charter, management of the Fund is responsible for the (i) preparation, presentation and integrity of the Fund’s financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Fund’s independent registered public accounting firm, D&T, is responsible for auditing the Fund’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Committee has considered and discussed the December 31, 2012 audited financial statements with management and with D&T. The Committee has also discussed with D&T the matters required to be discussed by Public Company Accounting Oversight Board AU Section 380, Communication With Audit Committees, as currently in effect. Finally, the Committee has reviewed the written disclosures and the letter from D&T required by Public Company Accounting Oversight Board Rule 3526, Communicating with Audit Committees Concerning Independence, as currently in effect, and has discussed with D&T the auditors’ independence.

Stockholders are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and D&T. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that D&T is, in fact, “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee determined, and recommended to the Board, that the Fund’s audited financial statements be included in the Fund’s Annual Report to Stockholders for the year ended December 31, 2012, and filed with the Commission.

R. Clark Hooper, Audit Committee Chair

David R. Bock

Richard Brealey

Claude W. Frey

Claus Helbig

Dated: February 11, 2013

OTHER MATTERS

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

Stockholders who wish to communicate with the Directors should send communications to The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020, to the attention of the Secretary. The Secretary is responsible for determining, in consultation with other officers of the Fund and Fund counsel, which stockholder communications will be directed to the Director or Directors indicated in the communication.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the Fund’s Annual Meeting of Stockholders in 2014 must be received by the Fund on or before January 3, 2014 in order to be included in the Fund’s Proxy Statement and form of Proxy relating to that meeting. In addition, the Fund’s By-Laws provide that if a stockholder of record entitled to vote desires to bring proposals (including Director nominations) before the 2014 Annual Meeting, written notice of such proposals as prescribed in the By-Laws must be received by the Fund’s Secretary, The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020, between February 19, 2014 and March 21, 2014.

For additional requirements, stockholders may refer to the By-Laws, a current copy of which may be obtained without charge upon request from the Fund’s Secretary. If the Fund does not receive timely notice pursuant to the By-Laws, the proposal will be excluded from consideration at the meeting.

EXPENSES OF PROXY SOLICITATION

The Fund will bear the cost of soliciting proxies on behalf of the Board of Directors. The Fund has engaged Georgeson Inc. to serve as Proxy solicitor at an anticipated cost of between $8,000 and $12,000, plus disbursements. In addition to the use of mails, Proxy solicitations may be made by telephone, fax and personal interview by the Fund’s officers and officers of HCC. Brokerage houses, banks and other fiduciaries may be requested to forward Proxy solicitation material to their customers to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. If you have any questions concerning this Proxy solicitation, please contact Georgeson Inc., Telephone Number: 1-866-695-6075.

Authorizations to execute Proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic Proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the stockholder has received the Proxy Statement and Proxy card in the mail. Within 72 hours of receiving a stockholder’s telephonic transmitted voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation. Any stockholder giving a Proxy may revoke it at any time before it is exercised by submitting a new Proxy to the Fund or by attending the Meeting and voting in person.

VOTING RESULTS

The Fund will advise stockholders of the voting results of the matters voted upon at the Meeting in the Semi-Annual Report to Stockholders first following the Meeting.

IMPORTANT

IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN SUBMITTING YOUR PROXY PROMPTLY.

If you have any questions concerning this Proxy solicitation, please contact Georgeson Inc., Telephone Number: 1-866-695-6075.

Jennifer English
Dated: May 3, 2013	Secretary

EXHIBIT A

GOVERNANCE AND NOMINATING COMMITTEE

CHARTER AND PROCEDURES

The Swiss Helvetia Fund, Inc.

Organization

The Governance and Nominating Committee (the “Committee”) of the Fund shall be composed solely of Directors (“Directors”) who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall select the members of the Committee and shall designate the Chair of the Committee. Among other responsibilities, the Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund, act on matters that are required by the 1940 Act to be considered by the Independent Directors acting separately (including those matters described in Appendix A hereto), and oversee the annual assessment of the effectiveness of the Board as set forth below and such other matters of Fund governance as may be delegated to it by the Board or determined by the Committee to be appropriate.

Evaluation of Potential Nominees

The Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. In evaluating potential Director nominees (including any nominees recommended by stockholders as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:

•	the character and integrity of the person;

•	whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her service on the Board;

•	whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund; and

•

the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

The Committee also may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

In addition to the factors listed above, when evaluating a potential nominee to serve as a Director, the Committee shall consider whether such nominee has “Relevant Experience and Country Knowledge” and whether such nominee has any “Conflict of Interest,” as such terms are defined in Article II, Section 2 of the Fund’s Amended and Restated By-Laws, which is attached as Appendix B hereto.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Fund c/o The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Nomination of Directors

Each year, prior to the meeting at which the Committee considers the nomination of incumbent Directors for re-election by the Fund’s stockholders, each Independent Director may, if he or she believes it necessary, communicate privately with the Chair of the Board,* to discuss his or her views of the performance of the Board as a whole and, if appropriate, re-nominations to the Board of Directors. The Chair shall review and consider the views, if any, of the Independent Directors and report to the Committee his conclusions. The Committee will then discharge its responsibility to recommend appropriate changes, and re-nominations to the Board of Directors.

In the event that any such communication involves the renomination of the Chair of the Board as an Independent Director or as Chair of the Board, each Independent Director shall communicate privately with the Chair of the Committee, who in turn will follow the same procedure as outlined above to be followed by the Chair of the Board.

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Any Director who attains the age of 80 during his or her service of the Board of Directors shall be ineligible for re-nomination to the Board of Directors at the conclusion of the term during which he or she attains such age. In addition, no nominee recommended by a Fund stockholder who has attained the age of 80 at the time of nomination shall be qualified to serve as a Director. The age limitation for both incumbent Directors and any other nominee may be waived by a majority of the Committee members then in office.

Governance

The Committee shall assess the effectiveness of the Board in the following matters and such other matters of the Board’s effectiveness, as it deems appropriate and orally report its findings and recommendations to the Board for its consideration at its September meeting.

•	The Board’s committee structure and matters delegated to such committees;

•	The matters covered by the Board in its annual cycle of meetings;

•	The number and duration of Board meetings; and

•	The number of interested and Independent Directors.

The Committee also shall consider such other matters of governance it deems appropriate and report its findings to the Board.

*	If the Chair is not an Independent Director, the Independent Directors will select each year one of their number to perform these functions.

Meetings

The Committee shall meet at least annually and at other such times as may be appropriate coincident with the quarterly Board meetings. The Secretary of the Fund, in consultation with the Committee’s Chair, or his or her designee, shall prepare an agenda to accompany the materials provided to the Committee prior to its meeting.

All reasonable efforts shall be made so that the agenda and accompanying materials for each Board meeting and Committee meeting to be held concurrently with the Board meeting are transmitted to all Directors no fewer than fourteen days in advance of the relevant meeting, and the draft agenda for all Board meetings is transmitted to the Independent Directors for approval at least twenty-one days in advance of the Board meeting date. Unless comments are received by the fourteenth day before the Board meeting, the draft agenda shall be deemed satisfactory.

Review of Charter and Procedures

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

As Revised: March 16, 2010

Appendix A

Matters Requiring Separate Approval by the Independent Directors

The 1940 Act requires that certain actions to be taken by a majority of the Directors also must be approved by a majority of the Independent Directors. These actions include:

•	approval of procedures for purchase of securities during the existence of an underwriting syndicate where an affiliate is a principal underwriter of the security (Rule 10f-3);

•	approval of the investment advisory, subadvisory and underwriting contracts (Section 15);

•	approval of securities transactions between the Fund and certain affiliates (Rule 17a-7);

•	approval of a joint liability insurance policy with an affiliated person (Rule 17d-1(d)(7));

•	approval of written products for purchasing securities from an affiliated broker-dealer (Rule 17c-1);

•	approval of the fidelity bond and the designation of officers to make filings thereunder (Rule 17g-1((d));

•	approval of the code of ethics of the Fund and the code of ethics of the investment adviser and principal underwriter, and any material changes to these codes (Rule 17j-1);

•	approval of the Fund’s independent registered public accounting firm (Section 32(a) and Rule 32a-3);

•

approval of the Fund’s Rule 38a-1 compliance policies and procedures and the compliance policies and procedures of the Fund’s investment adviser, principal underwriter, administrator and transfer agent (Rule 38a-1); and

•	approval of the designation, compensation and removal of the Fund’s Chief Compliance Officer (Rule 38a-1).

Note: Rules 12b-1, 18f-3 and 22c-2 also require actions that must be approved by a majority of the Independent Directors, but do not apply to closed-end funds, including the Fund.

Appendix B

Article II, Section 2 of the Fund’s Amended and Restated By-Laws

Section 2. Qualifications for Office.

To be eligible for nomination as a director a person must, at the time of such person’s nomination, have Relevant Experience and Country Knowledge (as defined below) and must not have any Conflict of Interest (as defined below). Whether a proposed nominee satisfies the foregoing qualifications shall be determined by the Board of Directors.

“Relevant Experience and Country Knowledge” means experience in business, investment and economic matters in Europe, the United States, or Switzerland or political matters of Switzerland through service:

(a)	for at least 5 years in one or more of the following principal occupations:

(1)	senior executive officer, including senior legal officer, or partner of a financial or industrial business headquartered in Europe that has annual revenues of at least the equivalent of US $500 million and whose responsibilities include or included supervision of European business operations;

(2)	senior executive officer, including senior legal officer, or partner of a financial or industrial business headquartered in the United States that has annual revenues of at least the equivalent of US $500 million and whose responsibilities include or included supervision of European business operations;

(3)	senior executive officer, including senior legal officer, or partner of an investment management business having at least the equivalent of US $500 million under discretionary management for others in securities of European companies or securities principally traded in Europe;

(4)	senior executive officer or partner (including a lawyer appointed “of counsel”) (i) of a business consulting, accounting or law firm having a substantial number of professionals, and (ii) one of whose principal responsibilities includes or included providing services involving European matters or clients for financial or industrial businesses or investment businesses as described in (1)-(3) above;

(5)	senior official (including ambassador or minister or elected member of the legislature) in the national or cantonal government, a government agency or the central bank of Switzerland, in a major supranational agency or organization of which Switzerland is a member, in a leading international trade organization relating to Switzerland, in each case in the area of finance, economics, trade or foreign relations, or in a self-regulatory organization with direct or indirect responsibility for investment or sales practices related to registered investment companies;

(6)	director of this [Fund] at the time of nomination for at least five years; or

(7)	officer, director, partner, or employee of the [Fund’s] investment advisor or of an entity controlling, controlled by or under common control with the [Fund’s] investment advisor; and

(b)	for at least 10 years as a senior executive officer (including senior legal officer), director, partner, or senior official (including elected ambassador or minister or elected member of the legislature) of one or more of the following: (1) a financial or industrial business; (2) an investment management business; (3) a business, consulting, accounting or law firm; (4) a national government, a government agency or central bank, a major supranational agency or organization, or a leading international trade organization, in each case in the area of finance, economics, trade or foreign relations; or (5) a self-regulatory organization with direct or indirect responsibility for investment or sales practices related to registered investment companies.

“Conflict of Interest” means the presence of a conflict with the interests of the [Fund] or its operations through any of the following:

(1)	current position as a director, officer, partner or employee of another investment fund whose investment focus is principally (i.e., over 50% of total assets) securities of Swiss companies or securities principally traded in Swiss markets and that does not have the same investment advisor as the [Fund] or an investment advisor affiliated with an investment advisor of the [Fund];

(2)	current position as a director, officer, partner, or employee of the investment advisor, sponsor or equivalent of an investment vehicle described in the previous point and who is involved in the day to day operations of such vehicle or the investment decisions made with respect to such vehicle; or

(3)	current position as an official of a governmental agency or self-regulatory body having responsibility for regulating the [Fund] or the markets in which it proposes to invest.

THE SWISS HELVETIA FUND, INC.

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 5:00 p.m. Eastern Daylight Time on June 18, 2013.

Vote by Internet • Log on to the Internet and go to http://proxy.georgeson.com/ • Follow the steps outlined on the secured website.

Vote by telephone

•   Call toll free 1-877-456-7915 within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•   Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals
	The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.	+
1. To elect three Class I Directors:

	For	Withhold
01 - With respect to the proposal to elect Jean-Marc Boillat as a Class I Director.	☐	☐
02 - With respect to the proposal to elect R. Clark Hooper as a Class I Director.	☐	☐
03 - With respect to the proposal to elect Alexandre de Takacsy as a Class I Director.	☐	☐

For	Against	Abstain

2.   With respect to the proposal to ratify the selection by the Board of Directors of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2013.

☐	☐	☐

B	Non-Voting Items
Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

+
¢

01NDEC

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Notice, Proxy Statement and Proxy for the Fund also are available to you on the Fund’s website at www.swz.com. You are encouraged to review all of the information contained in the proxy materials before voting. For directions to the Meeting, please call the Fund at 1-888-794-7700 or Georgeson Inc. at 1-866-695-6075.

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — THE SWISS HELVETIA FUND, INC.

1270 AVENUE OF THE AMERICAS, SUITE 400, NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE SWISS HELVETIA FUND, INC. PURSUANT TO A SEPARATE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT, DATED MAY 3, 2013, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED

The undersigned hereby appoints Rudolf Millisits and Jennifer English, and each of them, the true and lawful attorneys and proxies, each with the power of substitution, for and in the name, place and stead of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of The Swiss Helvetia Fund, Inc. held of record by the undersigned on April 26, 2013 at the Annual Meeting of Stockholders to be held at 11:30 a.m., on Wednesday, June 19, 2013, at The Michelangelo Hotel, Roman Room (Mezzanine Level), 152 West 51st Street, New York, New York 10019 or any adjournment or postponement thereof.

This proxy, when properly executed and returned in the enclosed envelope, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR the election of each nominee as a Class I Director and FOR the ratification of the Fund’s independent registered public accounting firm. This proxy also will be voted in the discretion of the proxies upon such other matters as may properly come before the Meeting and at any adjournment or postponement thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either one of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. Both of said proxies or their substitutes who shall be present and act at the Meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies.

In their discretion, the persons named as proxies on the front of this card are authorized to vote upon such other matters as may properly come before the Meeting and at any adjournment or postponement thereof, and for the election of a person to serve as a director if any of the above nominees is unable to serve.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

(Continued and to be signed on the reverse side)